Execution Version

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is dated as of August 11, 2008, by and among Anthony W. Packer (“Packer”), an individual and Jerome D. Winnick (“Winnick”), an individual (each a “Limited Partner”, collectively, the “Limited Partners”), limited partners of Executive House Associates, a Pennsylvania limited partnership (the “Partnership”), and Shoreline/Marin, LLC, a Delaware limited liability company (“Shoreline” or “Special Limited Partner” and, together with the Limited Partners, the “Seller”), a special limited partner of the Partnership, each with an address of Executive House Associates, c/o EB Realty Management Corp., 530 South 2nd Street, Suite 110, Philadelphia, Pennsylvania 19147, Attention: John Ardouny, Facsimile No. 215-625-2870 and BIR Executive GP, L.L.C., a Delaware limited liability company (the “GP Buyer”) and BIR Executive LP, L.L.C., a Delaware limited liability company (the “LP Buyer” and, together with the GP Buyer, the “Buyer”), with an address of c/o Berkshire Property Advisors, L.L.C., One Beacon Street, Suite 1500, Boston, Massachusetts 02108, Attention: Stephen Gullo, Facsimile No.  617-646-2317.

RECITALS

WHEREAS, Packer owns a 1.255610% limited partner interest (the “Packer Partnership Interest”) in the Partnership);

WHEREAS, Winnick owns a 1.255610% limited partner interest (the “Winnick  Partnership Interest”);

WHEREAS, Shoreline owns a 1.014006% special limited partner interest (the “Shoreline Partnership Interest”; collectively with the Packer Partnership Interest and the Winnick Partnership Interest, the “Partnership Interests”) in the Partnership;

WHEREAS, the Partnership is the owner of that certain tract or parcel of land located at 6100 City Avenue, Philadelphia, Pennsylvania upon which is located the three hundred and two (302) unit apartment complex commonly known as Executive House which contains related improvements, facilities, amenities, structures, driveways and walkways, all of which have been constructed on the Land (collectively, the “Improvements”), and certain personal property (the Land and Improvements are collectively referred to as the “Real Property,” and the Real Property and the Personal Property are collectively referred to as the “Property”);

WHEREAS, Seller and Buyer desire to enter into this Agreement pursuant to which Seller shall sell the Partnership Interests to Buyer, and Buyer shall purchase the Partnership Interests from Seller, upon the terms and conditions hereinafter set forth;

WHEREAS, simultaneously with the execution of this Agreement Buyer shall enter into a Purchase and Sale Agreement with the remaining partners of the Partnership, as sellers, and Buyer, as buyer, pursuant to which Buyer is to acquire all of the remaining partnership interests in the Partnership (the “Master Agreement”); and

    WHEREAS, pursuant to the Master Agreement, EHGP, Inc., a Pennsylvania corporation, the Buyer may elect to require the general partner of the Partnership to cause the Partnership to convert into a Delaware limited liability company in the name of BIR Executive House, L.L.C., a Delaware limited liability company (the “Company”), whose members shall be all of the partners of the Partnership.

NOW, THEREFORE, in consideration of the foregoing, of the covenants, promises and undertakings set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1

PURCHASE AND SALE

1.01 Purchase by Buyer.  Upon the terms and subject to the conditions set forth in this Agreement, Buyer agrees to purchase the Partnership Interests from Seller, and Seller agrees to sell the Partnership Interests to Buyer.   Seller hereby consents to the conversion of the Partnership from a Pennsylvania limited partnership into a Delaware limited liability company pursuant to the Master Agreement.   Upon the conversion of the Partnership to a Delaware limited liability company, without any further action by either Buyer or Seller, all references herein to the “Partnership” shall automatically be deemed references to the “Company” and all references herein to the “Partnership Interests” shall automatically be deemed references to the “Membership Interests” in the Company.

1.02 Payment of Purchase Price.  The purchase price for the Packer Partnership  Interest shall be One Hundred Seven Thousand Seven Hundred Ninety-Six and 00/100 Dollars ($107,796.00); the Purchase Price for the Winnick Partnership Interest shall be One Hundred Seven Thousand Seven Hundred Ninety-Six and 00/100 Dollars ($107,796.00); and the Purchase Price for the Shoreline Partnership Interest shall be One Million One Hundred Seventeen Thousand Six Hundred Twelve and 00/100 Dollars ($1,117,612.00);  (collectively, the “Purchase Price”).  The Purchase Price shall be paid at the Closing (as defined in Section 1.03 hereof) by wire transfer of immediately available funds to the accounts of Seller.

1.03 Closing.  Except as otherwise provided in this Agreement, the closing of the transactions contemplated by this Agreement (the “Closing”) shall occur concurrently with closing under that certain Purchase and Sale Agreement dated of even date herewith by and among the remaining partners of the Partnership as sellers and Buyer, as buyer, pursuant to which Buyer is to acquire the all other partnership interests in the Partnership (the “Master Agreement”).  In the event the Master Agreement is terminated for any reason, Buyer or Seller shall have the right to terminate this Agreement by notice to the other and in such event this Agreement shall be of no further force or effect.  It is agreed that time is of the essence.

SECTION 2

REPRESENTATIONS AND WARRANTIES OF SELLER

The Limited Partners and the Special Limited Partner each as to itself as a Seller, hereby represents and warrants to Buyer as follows:

2.01 Ability to Perform.  Seller has full power to execute, deliver and carry out the terms and provisions of this Agreement and Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.  No order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement by Seller or the taking by Seller of any action contemplated by this Agreement.

2.02 No Actions.  There are no pending, or to Seller's knowledge, threatened, legal actions or proceedings against the Seller, affecting or relating to the Partnership Interests.

2.03 Financial Status.  Seller has not (a) made a general assignment for the benefit of its creditors; (b) had an attachment, execution or other judicial seizure of any property interest which remains in effect; or (c) become generally unable to meet their financial obligations as they mature; and Seller has not admitted in writing its inability to pay its debts as they mature.

2.04 No Bankruptcy.  There is not pending any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or recomposition of Seller, or the debts of Seller, under any law relating to bankruptcy, insolvency, reorganization or the relief of debtors, or seeking the appointment of a receiver, trustee, custodian or other similar official for Seller.

2.05 Status of Interests.  The Packer Partnership Interest is owned (of record and beneficially) by Packer; the Winnick Partnership Interest is owned (of record and beneficially) by Winnick; and the Shoreline Partnership Interest is owned (of record and beneficially) by Shoreline. The Partnership Interests are duly authorized, validly issued, fully paid, nonassessable, and free and clear of liens and encumbrances of any nature.  Seller is not bound by any (a) outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for it to issue, deliver or sell, or cause to be issued, delivered or sold, any partnership interest or any other equity security of the Partnership, or (b) securities convertible into, exchangeable for, or representing the right to subscribe for, purchase or otherwise receive, any partnership interest or any other equity security of the Partnership, or obligating it to grant, extend or enter into any such subscriptions, options, warrants, calls, commitments or agreements.

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2.06 Non-Contravention.  The execution and delivery of this Agreement and any document, agreement or instrument to be executed and delivered by Seller in connection herewith, and the consummation of the transactions contemplated hereby and thereby, will not

        2.07 (a) violate or conflict with any provision of the governing or constituent documents of the Partnership, or (b) constitute a violation of, or be in conflict with, or constitute or create a default under, or result in the creation or imposition of any encumbrance upon any property of either Seller pursuant to (i) any agreement or instrument to which Seller or is a party or by which any of its respective properties is bound, or (ii) to Seller’s actual knowledge, any statute, judgment, decree, order, regulation or rule of any court or governmental or regulatory authority.

2.08 Disclosure.  No representation or warranty by Seller in this Agreement or, to Seller’s knowledge, in any exhibit, schedule, written statement, certificate or other document delivered or to be delivered to Buyer pursuant hereto or in connection with the consummation of the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading.

At Closing, each of the persons comprising Seller shall represent and warrant to Buyer by delivering to Buyer a certificate (the “Seller's Representation Certificate”) certifying that as to itself, all representations and warranties it makes in this Agreement remain true and correct as of the Closing Date and all of the representations and warranties contained herein shall be deemed remade by it effective as of the Closing Date.

SECTION 3

REPRESENTATIONS AND WARRANTIES OF BUYER

3.01 Ability to Perform.  Buyer has full power to execute, deliver and carry out the terms and provisions of this Agreement, Buyer has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.  No order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement by Buyer or the taking by Buyer of any action contemplated by this Agreement.

3.02 No Actions.  There are no pending, or to Buyer's knowledge, threatened legal actions or proceedings to which Buyer is a party before any court or other governmental authority which may have an adverse impact on the transactions contemplated hereby.

3.03 Non-Contravention.  The execution and delivery of this Agreement and any document, agreement or instrument to be executed and delivered by Buyer in connection herewith, and the consummation of the transactions contemplated hereby and thereby, will not (a) violate or conflict with any provision of the governing or constituent documents of Buyer, or (b) constitute a violation of, or be in conflict with, or constitute or create a default under, or result in the creation or imposition of any encumbrance upon any property of Buyer pursuant to (i) any agreement or instrument to which such Buyer is a party or by which any of its properties is bound, or (ii) any statute, judgment, decree, order, regulation or rule of any court or governmental or regulatory authority.

SECTION 4

"AS IS" PURCHASE

4.01 EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY OR THE PARTNERSHIP INTERESTS, INCLUDING, BUT NOT LIMITED TO, ANY REPRESENTATIONS OR WARRANTIES AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.  BUYER ACKNOWLEDGES AND AGREES THAT UPON THE CONSUMMATION OF THE CLOSING, SELLER SHALL SELL AND CONVEY TO BUYER, AND BUYER SHALL ACCEPT, THE PARTNERSHIP INTERESTS AND INDIRECTLY THE PROPERTY "AS IS, WHERE IS, WITH ALL FAULTS," EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT. BUYER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR THE PARTNERSHIP INTERESTS (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, ANY PROSPECTUS OR PROXY STATEMENT DISTRIBUTED WITH RESPECT TO THE PROPERTY OR PARTNERSHIP INTERESTS) MADE OR FURNISHED BY SELLER TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT.  BUYER ALSO ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS AND TAKES INTO ACCOUNT THAT THE PROPERTY IS BEING INDIRECTLY SOLD "AS-IS."  THE PROVISIONS OF THIS SECTION SHALL SURVIVE CLOSING OR ANY TERMINATION OF THIS AGREEMENT.

SECTION 5

CONDITIONS TO AGREEMENT

5.01 Buyer's Conditions Precedent.  Buyer's obligation to purchase the Partnership Interests or otherwise to perform any obligation provided in this Agreement shall be conditioned upon the fulfillment of the following conditions precedent:

(a) Seller's representations and warranties contained herein shall be true and correct in all material respects as of the date of this Agreement and the Closing Date, provided that any such representations and warranties that by their express terms are already qualified by materiality shall be true and correct as stated.

(b) Seller delivering the Seller Deliveries (as defined below); and

(c) Closing under the Master Agreement shall occur simultaneously with Closing hereunder and the sellers under the Master Agreement shall have performed all of their obligations under the Master Agreement.

5.02 Seller's Conditions Precedent.  Seller's obligation to sell the Partnership Interests or otherwise to perform any obligation provided in this Agreement shall be conditioned upon:

(a) Buyer delivering the Purchase Price in accordance with Section 1;

(b) Buyer delivering the Assignment Agreement (as defined below) and the balance of the Purchase Price pursuant to the Master Agreement; and

(c) Closing under the Master Agreement shall occur simultaneously with Closing hereunder.

5.03  Waiver.  A party in whose favor one or more of the above conditions is stated may, at its election, waive any of the foregoing conditions by written notice to the other party given at any time or times; provided, that a party's express or implied consent to the close of escrow pursuant to this Agreement shall be deemed a waiver of all such conditions.

5.04 Termination.  In the event of the failure of any of the foregoing conditions, the party in whose favor such condition is stated shall have the right, at its option, to terminate this Agreement by delivery of written notice to the other party on or prior to the day on which such condition is to have been satisfied. In the event of any termination of this Agreement for failure of an express condition stated in this Agreement, (a) Buyer and Seller shall be released from all obligations under this Agreement (except for those obligations which expressly survive termination hereunder).
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SECTION 6

SELLER'S CLOSING OBLIGATIONS

6.01 Closing Deliveries and Obligations.  At the Closing,  Seller shall deliver (or cause to be delivered) the following to Buyer (the “Seller Deliveries”):

(a) Assignment and Assumption of Interests.  An Assignment and Assumption of Interests with respect to the Partnership Interests (the "Assignment Agreement") in favor of Buyer substantially in the form of Exhibit A attached hereto, duly executed by Seller

(b) Miscellaneous.  At Buyer's reasonable request, any other documentation or information contemplated by or required by this Agreement and reasonably necessary to consummate the transactions contemplated by this Agreement without increasing the liabilities and burdens or decreasing the rights and benefits of Seller under this Agreement or the Master Agreement.

6.02 Seller's Expenses.  Seller shall pay its own counsel fees.

SECTION 7

BUYER'S CLOSING OBLIGATIONS

7.01 Closing Deliveries and Obligations.  At the Closing, Buyer shall deliver (or caused to be delivered) the following to Seller:

(a) Payment of Purchase Price and Additional Amounts.  The Purchase Price due to Seller pursuant to Section 1 hereof.

(b) Assignment Agreement.  The Assignment Agreement, duly executed by Buyer.

7.02 Buyer's Expenses.  Buyer shall pay its own counsel fees.

SECTION 8

FAILURE TO PERFORM

8.01 Buyer's Election.  If Seller is unable to satisfy all of the Seller's obligations as set forth in this Agreement, Buyer shall have the right to elect, in its sole discretion, at the Closing, either to waive such failed obligations and to accept the Partnership Interests subject to such unfulfilled obligations and to pay therefor the Purchase Price without reduction or offset, in which case Seller shall convey such Partnership Interests for such price.

8.02 Seller's Default.  If Seller fails to satisfy all of any of Seller's obligations under this Agreement, and Buyer does not elect to acquire the Partnership Interests as provided in Section 8.01 hereof, Seller shall be in default under this Agreement.  In such event, Buyer may either (a) terminate this Agreement, in which case the Deposit made under the Master Agreement (together with all interest accrued thereon) shall be forthwith returned to Buyer and Buyer shall be entitled to recover Buyer's actual, out-of-pocket expenses incurred in connection with its investigation of the Property, negotiation of this Agreement, and proposed financing of the acquisition (including, without limitation, reasonable attorneys' fees), not to exceed $250,000 in the aggregate, or (b) if Buyer desires to purchase the Partnership Interests in accordance with the terms of this Agreement, Buyer shall have the right to compel specific performance by Seller hereunder (and recover Buyer's reasonable attorneys' fees and costs in connection with Buyer's specific performance action if a court of competent jurisdiction determines that Buyer is the "prevailing party" in such action), provided, however, that if specific performance is not available to Buyer because Seller has sold the Partnership Interests to a third party, Buyer shall have the right to pursue any and all remedies, at law or in equity, on account of such Seller default.

8.03 Buyer's Default.  In the event of Buyer’s default hereunder, Seller acknowledges that it shall be entitled to compensation only from the other partners of the Partnership to the extent liquidated damages are received by such partners under the Master Agreement.

SECTION 9

BROKERAGE FEES

9.01 Brokerage Fees.  Seller and Buyer mutually represent and warrant that neither Seller nor Buyer has dealt with any broker in connection with this purchase and sale and that neither Seller nor Buyer knows of any broker who has claimed or may have the right to claim a commission in connection with this purchase and sale other than CB Richard Ellis ("Broker").  Any brokerage commission due to Broker shall be paid by seller under the Master Agreement and neither Seller nor Buyer shall have no obligation to pay a brokerage commission to Broker.  Seller and Buyer shall indemnify and defend each other against any costs, claims or expenses, including reasonable attorneys' fees and expenses, arising out of the breach on their respective parts of any representations, warranties or agreements contained in this Section 9.01.  The representations and obligations under this Section 9.01 shall survive the Closing or, if the Closing does not occur, the termination of this Agreement.

SECTION 10

NOTICES

10.01 Effective Notices.  All notices under this Agreement shall be in writing and shall be delivered personally or shall be sent by Federal Express or other comparable overnight delivery courier, addressed as set forth at the beginning of this Agreement, or by facsimile to the facsimile numbers set forth at the beginning of this Agreement.  Any such notice shall be deemed effective when so delivered.  Copies of all such notices to Seller shall be sent to Jack D. Weiner, Esq., Askot, Weiner & Cohen, LLP, 326 W. Lancaster Avenue, Suite 230, Ardmore, PA 19003, Telecopier No. 215-609-3325, and to George Kalikman, Esq., Liner Yankelevitz Sunshine & Regenstreif, LLP 199 Fremont Street, 20th Floor, San Francisco, CA 94105, Telecopier No. (800) 517-9259 and copies of all such notices to Buyer shall be sent to MaryBeth Bloom, Esq. The Berkshire Group, One Beacon Street, Boston, Massachusetts 02108, Telecopier No. (617) 566-1408 and to Richard A. Toelke, Esq., Bingham McCutchen, LLP, One Federal Street, Boston, Massachusetts 02110, Telecopier No. (617) 951-8736.

SECTION 11

LIMITATIONS ON SURVIVAL AND LIABILITY

11.01 Representations and Warranties.  Except as otherwise expressly provided in this Agreement, the representations, warranties, covenants or other obligations of Seller set forth in this Agreement shall survive until twelve (12) months after the Closing (such twelve (12) month period to be hereinafter referred to as the “Survival Period”), and no action based thereon shall be commenced after the expiration of the Survival Period.  Notwithstanding anything contained herein to the contrary, the representations and warranties set forth in Section 2.05 shall survive the Closing and the expiration of the Survival Period.
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SECTION 12

MISCELLANEOUS PROVISIONS

12.01 Assignment.  Neither Seller nor Buyer shall have the right to assign this Agreement without the other’s prior written consent, which consent may be given or withheld in the other’s sole and absolute discretion.

12.02 Master Agreement.  It is the intention of the parties hereto that one hundred percent (100%) of the partnership interests in the Partnership be conveyed to the Buyer under this Agreement and the Master Agreement and therefore Seller and Buyer would not be entering into this Agreement unless the Master Agreement is executed by the parties thereto.  Therefore, it is agreed that:  (a) a default under the Master Agreement shall constitute a default under this Agreement; and (b) in the event this Agreement is terminated by either party pursuant to any applicable provision contained herein, then the Master Agreement shall be terminated as well, provided however, if a condition precedent to Buyer’s obligation to purchase the interests in the Partnership under the Master Agreement is not satisfied, Buyer shall nevertheless have the right, without waiving any of Buyer’s remedies under the Master Agreement, to waive such contingency and purchase 100% of the interests in the Partnership, including the Partnership Interests pursuant to the terms of this Agreement. In the event the Master Agreement is terminated, this Agreement shall automatically terminate.  It is the intention of the parties that the Closing hereunder and the Closing under the Master Agreement occur simultaneously.  Therefore, in the event that Buyer is pursuing a remedy under the Master Agreement which causes a delay in the Closing, or if the Closing under the Master Agreement is extended for any reason provided therein, the Closing hereunder shall be extended until such extended Closing under the Master Agreement.

12.03 Integration.  This Agreement embodies and constitutes the entire understanding between the parties with respect to the transaction contemplated herein, and all prior agreements, understandings, representations and statements, oral or written, are merged into this Agreement.  Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

12.04 Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the state in which the Property is located.

12.05 Captions.  The captions in this Agreement are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Agreement or any of the provisions hereof.

12.06 Binding Effect.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective, permitted successors and assigns.

        12.07 Drafts.  This Agreement shall not be binding or effective until properly executed and delivered by both Seller and Buyer.  The delivery by Buyer to Seller of an executed counterpart of this Agreement shall constitute an offer which may be accepted by the delivery to Buyer of a duly executed counterpart of this Agreement and the satisfaction of all conditions under which such offer is made, but such offer may be revoked by Buyer by written notice given at any time prior to such acceptance and satisfaction.

12.08 Number and Gender.  As used in this Agreement, the masculine shall include the feminine and neuter, the singular shall include the plural and the plural shall include the singular, as the context may require.

12.09 Construction.  This Agreement shall be governed by and construed under the laws of the state in which the Real Property is located.  The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation of this Agreement or any amendments or exhibits hereto or any document executed and delivered by either party in connection with this Agreement.  All captions in this Agreement are for reference only and shall not be used in the interpretation of this Agreement or any related documents.  If any provision of this Agreement shall be determined to be illegal, void or unenforceable, such determination shall not affect any other provision of this Agreement and all such other provisions shall remain in full force and effect, so long as the overall intent of the parties may be effectuated without such illegal, void or unenforceable provision.

12.10 Counterparts.  This Agreement may be executed in one or more counterparts, by original signature or facsimile, each of which shall be an original, but all of which shall constitute one contract, binding on Buyer and Seller, notwithstanding that both parties are not signatory to the same counterpart.

12.11 Time.  Time is of the essence in the performance of the parties' respective obligations set forth in this Agreement.  If the Closing Date or any other deadline hereunder should fall on a Saturday, Sunday or legal holiday, such date shall automatically be extended to the next normal business day.  For purposes of this Agreement a "business day" shall mean any calendar day not a Saturday, Sunday or legal holiday.

12.12 Attorneys' Fees.  In the event any dispute between the parties to this Agreement should result in litigation or other proceeding, the prevailing party shall be reimbursed by the nonprevailing party for all actual costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by the prevailing party in connection with such litigation or other proceeding and any appeal thereof.  Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

12.13 Attachments.  If the provisions of any schedule or rider to this Agreement are inconsistent with the provisions of this Agreement, the provisions of such schedule or rider shall prevail.  The Schedules attached are hereby incorporated as integral parts of this Agreement.

        12.14 No Recording.  Neither this Agreement nor any memorandum or short form hereof shall be recorded or filed in any public land or other public records of any jurisdiction, by either party and any attempt to do so may be treated by the other party as a breach of this Agreement.

12.15 Press Releases.  Buyer shall make no public announcement or disclosure of any information related to this Agreement to outside brokers or third parties, before or after the Closing, without the prior written specific consent of Seller; provided, however, that Buyer may make disclosure of this Agreement to its lenders, prospective lenders, investors, potential investors, accountants, consultants, agents and lawyers as necessary to perform its obligations hereunder and as may be required under laws or regulations applicable to Buyer, including, without limitation, disclosures required to be made to the Securities and Exchange Commission and any press releases required in connection with such Securities and Exchange Commission filings.

12.16 Return of Property.  In the event this Agreement is terminated, Buyer and its representatives shall promptly deliver to Seller all originals and copies of all information provided to Buyer by Seller relating to the Property and the Partnership.

 [Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto caused this Agreement to be executed under seal as of the date first above written.

SELLER:

LIMITED PARTNERS:

By:           /s/ Anthony W. Packer
             Name:  Anthony W. Packer
                     Title:     Limited Partner

By:           /s/ Jerome D. Winnick
Name:  Jerome D. Winnick
                                Title:     Limited Partner

SPECIAL LIMITED PARTNER:

SHORELINE/MARIN, LLC,
a Delaware limited liability company

By:          William Langelier
Name:  William Langelier
Title:    Sole Member

BUYER:

BIR EXECUTIVE GP, L.L.C.,
a Delaware limited liability company

By:          /s/ David C. Quade
Name:      David C. Quade
Title:       President and Treasurer

BIR EXECUTIVE GP, L.L.C.,
a Delaware limited liability company

By:          /s/ David C. Quade
Name:      David C. Quade
Title:       President and Treasurer

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